UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 2, 2019, Midwest Holding Inc. (the “Company”) (i) dismissed RSM US LLP (“RSM US”) as the Company’s independent registered public accounting firm and (ii) appointed Mazars USA LLP (“Mazars USA”), effective immediately upon the completion of Mazars USA’s client acceptance procedures, which occurred on May 5, 2019, to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2019. The Audit Committee of the Board of Directors of Company, pursuant to its charter, exercised its authority to approve RSM US’s dismissal and Mazars USA’s appointment as the Company’s independent registered public accounting firm.

The reports of RSM US on the financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2018 and 2017, and the interim period through May 2, 2019, (i) the Company had no disagreements with RSM US on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RSM US’s satisfaction, would have caused RSM US to make reference to the subject matter of such disagreements in its reports on the financial statements of the Company for such time period, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RSM US with a copy of the foregoing disclosure and requested that RSM US furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether RSM US agrees with the statements above concerning RSM US. A copy of RSM US’s letter, dated May 7, 2019, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2018 and 2017, and the interim period through May 2, 2019, the Company did not consult Mazars USA with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Mazars USA that Mazars USA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit	Description
No.
16.1	Letter from RSM US LLP, dated May 7, 2019, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

	By:	/s/ Michael Minnich
	Name:	Michael Minnich
Date: May 7, 2019	Title:	Executive Chairman

EXHIBIT INDEX

Exhibit	Description
No.
16.1	Letter from RSM US LLP, dated May 7, 2019, regarding the change in certifying accountant.